John Hancock Funds

                          Patriot
                         Preferred
                         Dividend
                           Fund

                     SEMI-ANNUAL REPORT

                      November 30, 1996



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR
COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR AUCTION RATE
PREFERRED SHARES

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

LEGAL COUNSEL

Hale and Dorr
60 State Street
Boston, Massachusetts 02109

Listed New York Stock Exchange Symbol: PPF
John Hancock Funds: 1-800-843-0090



A 1 1/4" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right, next to second paragraph.

CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

Most analysts agree that the Social Security system will run out of money by the year 2030 unless Congress makes some changes. Although it seems a long way off, the issue is serious enough that at least one group has already studied the problem, and experts and politicians alike have weighed in with a slew of prescriptions. Legislative action could be in the offing in 1997.

The problem stems from demographic and societal changes. The number of retirees collecting Social Security is growing rapidly, while the number of workers supporting the system is shrinking. Consider this: in 1950, there were 16 workers paying into the Social Security system for each retiree collecting benefits. Today, there are three workers for each retiree and by 2019 there will be two. Starting then, the Social Security Administration estimates that the amount paid out in Social Security benefits will start to be greater than the amount collected in Social Security taxes. Compounding the issue is the fact that people are retiring earlier and living longer.

The state of the system has already left many people, especially younger and middle-aged workers, feeling insecure about Social Security. A recent survey by the Employee Benefits Research Institute (EBRI) found that 79% of current workers polled had little confidence in the ability of Social Security to maintain the same level of benefits as those received by today's retirees. Instead, they said they expectto use their own savings or employer-sponsored pensions for their retirement. Yet, remarkably, another EBRI survey revealed that only slightly more than half of America's current workers are saving money for retirement. Fewer than half own IRAs or participate in employer-sponsored pension or savings plans.

No matter how Social Security's problems get solved, one thing is clear. Americans need to rely on themselves for accumulating the bulk of their retirement savings. There's no law that says you should have to reduce your standard of living once you stop working. So we encourage you to save all that you can now, so you can live the way you'd like to later.

Sincerely,

/S/Edward J. Boudreau Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Preferred
Dividend Fund

Defensive strategy cushions Fund in volatile market

The bond market hasn't been able to make up its mind over the last six months. Sentiment has swung sharply and quickly as investors desperately tried to figure out where the U.S. economy was headed. The result has been a volatile bond market susceptible to the whims of the latest economic reports. Bond prices have dropped as strong economic news sparked fears of inflation -- and then rallied back as weaker reports reassured investors that economic growth was under control.

More recently, however, bond investors have breathed a collective sigh of relief, thanks to weaker-than-expected employment reports and the Federal Reserve's continued neutral stance on interest rates. Since September, bond prices have moved up steadily, ending the period on a high note.

Preferred stocks -- which make up 97% of the Fund's investments -- followed the bond market's ups and downs. For the six months ended November 30, 1996, the Fund had a total return of 9.45% at net asset value. By comparison, the average preferred stock closed-end equity fund returned 9.61% for the same period, according to Lipper Analytical Services. A second benchmark, the Merrill Lynch 30-year Treasury Index rose 10.76%.

"Preferred
stocks...
followed
the bond
market's ups
and downs."

A 2 1/4" x 3 1/2" photo of the Patriot management team, bottom right. Caption reads: "Patriot Preferred Dividend Fund management team members:
Gregory Phelps (seated) with Beverly Cleathero (left) and Laura Provost
(right)."



A pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top left to right: Financial Services 47%, Utilities 20%, Oil & Gas 14%, Industrials 14%, Short-Term Investments & Other 5%. A footnote states:
"As a percentage of net assets on November 30, 1996."

"We've cut
back our
utility
holdings..."

Defensive strategy remains intact

Throughout the period, we've kept our defensive posture to protect against a volatile interest-rate environment and preserve the Fund's net asset value. One way we've done that is to emphasize cushion-preferred stocks, whose above-average dividend yields tend to "cushion" them against price swings. A strong emphasis on these stocks paid off during the market's recent volatility. In choosing preferred stocks, we've focused on three things: an attractive dividend yield, good call protection and DRD-eligibility. Our focus on good call protection -- which prevents issuers from redeeming bonds for a set time period -- has allowed us to lock in attractive yields.

Our DRD-eligible preferreds also performed well. DRD stands for "dividends-received deduction." The important thing to know about DRD-eligible preferred stocks is that they offer special tax advantages to corporations. With the supply of DRDs drying up, demand has been unusually strong and that has driven the stocks way up. The group received an additional boost in October when the Federal Reserve gave banks more flexibility to issue non-DRD securities. Because DRDs are expensive to issue, we're likely to see significantly less supply from banks. This increased scarcity has fueled demand for DRDs even further.

As always, we've maintained a diverse portfolio of investments across three primary sectors: utilities, financial services and industrials. What follows is a sector-by-sector look at the Fund's investments.

Table entitled "Scorecard" at bottom left hand column. The header for the left column is "Investment"' the header for the right column is "Recent performance...and what's behind the numbers." The first listing is "Boston Edison " followed by an up arrow and the phrase "Improving balance sheet/new strategic alliances". The second listing is "Tenneco" followed by an up arrow and the phrase "Attractive merger with El Paso Natural Gas". The third listing is "Public Service Co. of NH" followed by a down arrow and the phrase "Problems at parent's nuclear plants". Footnote below reads: "See '"Schedule of Investments." Investment holdings are subject to change."

Utilities under pressure

We've cut back our utility holdings to 20% of the Fund's assets, from 25% six months ago. Not only did utility stocks suffer from the bond market's volatility, but other factors also kept the group under pressure. Fears of increased industry competition heated up as closely watched regulators in Massachusetts and New York pushed aggressively for lower utility rates. What's more, operating problems at several high-profile nuclear plants dimmed investor sentiment. One example is Public Service of New Hampshire. Nuclear plant problems at its parent company, Northeast Utilities, has cast a cloud over the stock. Because of its DRD eligibility and attractive 10.6% yield, however, we're still holding it.

Despite power outages in some utility stocks, others have shone brightly, such as Boston Edison and PSI Energy. In addition to its solid relationship with state regulators, Boston Edison has strengthened its balance sheet and formed key strategic alliances with telecommunications and natural gas companies. As for PSI Energy, its seven years of call protection and DRD eligibility has pushed the stock up strongly in the last six months.



Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote "For the six months ended November 30, 1996." The chart is scaled in increments of 3% from top to bottom with 12% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 9.45% total return for John Hancock Patriot Preferred Dividend Fund. The second represents the 9.61% total return for the average preferred stock closed-end fund. The third represents the 10.76% total return for the Merrill Lynch 30-Year Treasury Index. Footnote below reads: "The total return for John Hancock Patriot Preferred Dividend Fund is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services. The Merrill Lynch 30-Year Treasury Index is an unmanaged index which measures the performance of the 30-year Treasury Bond.

Beefing up financials

Financial services stocks -- including banks, insurance companies, brokerages and leasing companies -- have grown from 46% to nearly 50% of the Fund's assets over the past six months. We spotted some promising opportunities and used the proceeds from our utility stock sales to add new holdings in this sector. One area that was particularly attractive was brokerage stocks. For example, we bought a new issue from Morgan Stanley that meets all of our criteria. This preferred stock offers DRD-eligibility, five years of call protection and a 7.75% coupon.

Industrials: Focus on oil and gas

In the industrial area, our focus has been on opportunities in oil and gas. With prices likely to remain stable or increase, we're optimistic about the prospects for the sector. We recently bought a new issue from Tenneco -- which represents the merger between Tenneco's and El Paso's natural gas operations. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and five years of call protection. Another favorite is Coastal Corp., an oil/gas exploration and refining company. On top of its attractive yield, good call protection and DRD eligibility, we expect the issue to receive a credit upgrade in the next several months.

Outlook

Looking ahead, we believe that the economy will continue to grow moderately with relatively low inflation. Given that, the Federal Reserve is likely to hold rates steady for the time being. We do not, however, believe that market volatility is over. Fears of an overheating economy could easily surface again. With uncertainty still looming over the market, the Fund will maintain its defensive posture in the months ahead.

We will continue to focus on DRD-eligible preferreds. The Federal Reserve's recent move (see page four) is likely to make DRD-eligible securities even more scarce. With such a strong position in DRDs, the Fund is likely to benefit from this growing scarcity. In addition, we will continue our emphasis on cushion preferreds with good call protection. Overall, the goal of this defensive strategy is to allow the Fund to maximize yield, while stabilizing its share price.

"...we do not
believe that
the volatility
is necessarily
over."

-------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



FINANCIAL STATEMENTS

John Hancock Funds - Patriot Preferred Dividend Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on November 30, 1996. You'll also find the net asset value per share, for each common share, as of that date.

Statement of Assets and Liabilities
November 30, 1996 (Unaudited)
----------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $140,761,154)             $ 144,213,183
Common stocks (cost - $4,667,051)                      4,926,625
Short-term investments (cost - $2,052,121)             2,052,121
                                                   -------------
                                                     151,191,929
Cash                                                       1,125
Dividends receivable                                     820,148
Deferred organization expenses - Note A                   20,767
Other assets                                              26,673
                                                   -------------
Total Assets                                         152,060,642
----------------------------------------------------------------

Liabilities:
Auction Rate Preferred Shares dividend
payable - Note A                                         220,106
Common Shares dividend payable                           698,506
Payable to John Hancock Advisers, Inc. - Note B          127,828
Accounts payable and accrued expenses                     91,289
----------------------------------------------------------------
Total Liabilities                                      1,137,729
----------------------------------------------------------------

Net Assets:
Auction Rate Preferred Shares - Without
par value, unlimited number of shares of
beneficial interest authorized, 525 shares
issued, liquidation preference of $100,000
per share - Note A                                    52,500,000
                                                   -------------
Common Shares - Without par value, unlimited
number of shares of beneficial interest
authorized, 7,257,200 shares issued and
outstanding                                           99,542,066
Accumulated net realized loss on investments          (6,236,445)
Net unrealized appreciation of investments             3,712,396
Undistributed net investment income                    1,404,896
                                                   -------------
Net Assets Applicable to Common Shares
($13.56 per share based on 7,257,200
shares outstanding)                                   98,422,913
                                                   -------------
Net Assets                                         $ 150,922,913
================================================================

See notes to financial statements.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund.
It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended November 30, 1996 (Unaudited)
----------------------------------------------------------------
Investment Income:
Dividends (including withholding taxes $43,403)      $ 6,129,720
Interest                                                  70,978
                                                     -----------
                                                       6,200,698
                                                     -----------
Expenses:
Investment management fee - Note B                       589,912
Administration fee - Note B                              110,608
Auction rate preferred shares and auction fees            73,641
Auditing fee                                              28,367
Custodian fee                                             27,548
Printing                                                  18,983
Transfer agent fee                                        17,068
Organization expense - Note A                             12,395
Miscellaneous                                             11,527
Trustees' fees                                             8,534
Legal fees                                                 2,822
                                                     -----------
Total Expenses                                           901,405
----------------------------------------------------------------
Net Investment Income                                  5,299,293
----------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                     (9,859)
Change in net unrealized appreciation/depreciation
of investments                                         4,156,691
                                                     -----------
Net Realized and Unrealized Gain
on Investments                                         4,146,832
----------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                            $ 9,446,125
================================================================
Distributions to Auction Rate
Preferred Shares                                      (1,081,789)
----------------------------------------------------------------
Net Increase in Net Assets
Applicable to Common
Shareholders Resulting from
Operations Less Auction Rate
Preferred Shares Distributions                       $ 8,364,336
================================================================

See notes to financial statements.



Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                                                 SIX MONTHS ENDED
                                                              YEAR ENDED        NOVEMBER 30, 1996
                                                             MAY 31, 1996          (UNAUDITED)
                                                             ------------       -----------------
Increase (Decrease) in Net Assets
From Operations:
Net investment income                                         $  10,624,429        $  5,299,293
Net realized gain (loss) on investments sold                      1,475,976       (       9,859)
Change in net unrealized appreciation/depreciation
of investments                                               (    1,143,713)          4,156,691
                                                              -------------       -------------
Net Increase in Net Assets Resulting
from Operations                                                  10,956,692           9,446,125
                                                              -------------       -------------
Distributions to Shareholders:
Auction Rate Preferred Shares ($4,474 and $2,061
per share, respectively) - Note A                            (    2,349,041)      (   1,081,789)
Common Shares - Note A
Dividends from net investment income ($1.16
and $0.58 per share, respectively)                           (    8,381,567)      (   4,190,776)
                                                              -------------       -------------
Total Distributions to Shareholders                          (   10,730,608)      (   5,272,565)
                                                              -------------       -------------
Net Assets:
Beginning of Period                                             146,523,269         146,749,353
                                                              -------------       -------------
End of period (including undistributed
net investment income of $1,378,168
and $1,404,896, respectively)                                 $ 146,749,353       $ 150,922,913
                                                              =============       =============
* Analysis of Common Shareholder Transactions:

                                         YEAR ENDED                    SIX MONTHS ENDED
                                        MAY 31, 1996             NOVEMBER 30, 1996 (UNAUDITED)
                                 ----------------------------    ----------------------------
                                   SHARES           AMOUNT         SHARES            AMOUNT
                                 -----------     ------------    -----------       -----------
Shares outstanding beginning
of period                         7,257,200      $ 99,634,694     7,257,200        $ 99,542,066
Reclassification of
Capital Accounts                         --    (       92,628)           --                  --
                                  ---------      ------------     ---------        ------------
Common Shares outstanding end
of period                         7,257,200      $ 99,542,066     7,257,200        $ 99,542,066
                                  =========      ============     =========        ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders. The footnote illustrates any reclassification of capital amounts, the number of Common Shares outstanding at the beginning and end of the period, for the last two periods, along with the corresponding dollar value.

See notes to financial statements.





Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------

                                                FOR THE PERIOD FROM JUNE 1, 1993     YEAR ENDED MAY 31,     SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)   ------------------------  NOVEMBER 30, 1996
                                                       TO MAY 31, 1994             1995            1996        (UNAUDITED)
                                                      -----------------          --------        --------       ---------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period                        $  13.95(2)          $  12.25        $  12.96        $  12.99
                                                            --------             --------        --------        --------
Net Investment Income                                           1.13                 1.52            1.46            0.73
Net Realized and Unrealized Gain (Loss) on Investments     (    1.48)                0.65            0.05            0.57
                                                            --------             --------        --------        --------
Total from Investment Operations                           (    0.35)                2.17            1.51            1.30
                                                            --------             --------        --------        --------
Less Distributions:
Dividends to Auction Rate Preferred Shareholders           (    0.18)           (    0.30)      (    0.32)      (    0.15)
Dividends from Net Investment Income to
Common Shareholders                                        (    0.95)           (    1.16)      (    1.16)      (    0.58)
Distributions in Excess of Net Investment Income
to Common Shareholders                                     (    0.01)                  --              --              --
                                                            --------             --------        --------        --------
Total Distributions                                        (    1.14)           (    1.46)      (    1.48)      (    0.73)
                                                            --------             --------        --------        --------
Preferred and Common Shares Offering Costs                 (    0.08)                  --              --              --
                                                            --------             --------        --------        --------
Preferred Shares Underwriting Discounts                    (    0.13)                  --              --              --
                                                            --------             --------        --------        --------
Net Asset Value, End of Period                              $  12.25             $  12.96        $  12.99        $  13.56
                                                            ========             ========        ========        ========
Per Share Market Value, End of Period                       $ 12.625             $ 12.250        $ 12.500        $ 13.375
Total Investment Return at Market Value                     (   9.68%)               7.18%          11.58%          11.81%

                                                FOR THE PERIOD FROM JUNE 1, 1993     YEAR ENDED MAY 31,    SIX MONTHS ENDED
                                                  (COMMENCEMENT OF OPERATIONS)   ------------------------  NOVEMBER 30, 1996
                                                       TO MAY 31, 1994             1995            1996        (UNAUDITED)
                                                      -----------------          --------        --------       ---------
Ratios and Supplemental Data
Net Assets Applicable to Common Shares,
End of Period (000's omitted)                               $ 88,902             $ 94,023        $ 94,249        $ 98,423
Ratio of Expenses to Average Net Assets (1)                     1.24%                1.30%           1.29%          1.23%(5)
Ratio of Net Investment Income to Average Net Assets (1)        5.81%                7.93%           7.19%          7.21%(5)
Portfolio Turnover Rate                                           90%                  88%             33%            21%
Average Brokerage Commission Rate (6)                            N/A                  N/A             N/A        $0.0700
Senior Securities
Total Auction Rate Preferred Shares Outstanding
(000's omitted)                                             $ 52,500             $ 52,500        $ 52,500       $ 52,500
Asset Coverage per Unit (3)                                 $266,908             $274,463        $277,555       $285,570
Involuntary Liquidation Preference per Unit (4)             $100,000             $100,000        $100,000       $100,000
Approximate Market Value per Unit (4)                       $100,000             $100,000        $100,000       $100,000

(1) Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.

(2) Initial price to commence operations.

(3) Calculated by subtracting the Fund's total liabilities (not including the Auction Rate Preferred Shares) from the
    Fund's total assets and dividing such amount by the number of Auction Rate Preferred Shares outstanding, as of the applicable 1940 Act Evaluation Date.

(4) Plus accumulated and unpaid dividends.

(5) Annualized.

(6) Per portfolio share traded. Required for fiscal years that began
September 1, 1995 or later.

See notes to financial statements.





Schedule of Investments
November 30, 1996 (Unaudited)
-------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Patriot Preferred Dividend Fund on November 30, 1996. It's divided into three main categories: preferred stocks, common stocks and short-term investments. The stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                             MARKET
ISSUER, DESCRIPTION                  NUMBER OF SHARES         VALUE
-------------------                  ----------------        ------

PREFERRED STOCKS
Automobile / Trucks (7.80%)
Ford Motor Co., 8.25%, Depositary
Shares, Ser B                            185,100       $  5,182,800
General Motors Corp., 7.92%,
Depositary Shares, Ser D                  49,400          1,315,275
General Motors Corp., 9.125%,
Depositary Shares, Ser B                 192,400          5,266,950
                                                       ------------
                                                         11,765,025
                                                       ------------

Banks - U.S. (18.78%)
Ahmanson, H.F. & Co., 8.40%,
Depositary Shares, Ser C                  100,500         2,600,438
Bank of Boston Corp., 8.60%,
Depositary Shares, Ser E                   44,000         1,127,500
BankAmerica Corp. 9.00% Ser H              30,000           757,500
Chase Manhattan Corp., 8.40%, Ser M       137,000         3,613,375
Chase Manhattan Corp., 9.76%, Ser B        88,900         2,544,760
Chase Manhattan Corp., 10.84%, Ser C       43,100         1,325,325
Citicorp 7.75% Depositary Shares,
Ser 22                                     25,000           662,500
Citicorp 9.08% Depositary Shares,
Ser 14                                     34,000           867,000
Fleet Financial Group, Inc., 6.75%,
Ser VI                                     51,000         2,683,875
Fleet Financial Group, Inc., 9.35%,
Depositary Shares                         177,000         4,978,125
J.P. Morgan & Co., 6.625%,
Depositary Shares, Ser H                   60,000         3,105,000
LaSalle National Corp., 8.75%,
Ser K, (R)                                 43,000         2,284,375
Sumitomo Bank of CA, 8.125%,
Depositary Shares, Ser A                   70,000         1,793,750
                                                       ------------
                                                         28,343,523
                                                       ------------

Conglomerate/Diversified (4.19%)
Grand Metropolitan Delaware, 9.42%,
Gtd Ser A (United Kingdom)                 45,000         1,271,250
Tenneco Inc. 8.25% Ser A                  100,000         5,050,000
                                                       ------------
                                                          6,321,250
                                                       ------------

Equipment Leasing (6.08%)
AMERCO, 8.50%, Ser A                      220,000         5,335,000
Capita Preferred Trust, 9.06%              40,000         1,035,000
Comdisco, Inc., 8.75%, Ser A              110,000         2,805,000
                                                       ------------
                                                          9,175,000
                                                       ------------

Financial Services (11.58%)
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A                  110,700         3,321,000
Morgan Stanley Group Inc., 7.75%,
Depositary Shares                          95,000         5,118,125
Salomon Inc., 8.08%, Depositary
Shares, Ser D                             134,757         3,385,770
Salomon Inc., 8.40%, Depositary
Shares, Ser E                             156,000         4,056,000
Source One Mortgage Services Corp.,
8.42%, Ser A                               62,000         1,596,500
                                                       ------------
                                                         17,477,395
                                                       ------------

Insurance (8.94%)
American Life Holdings Co., $2.16          75,000         1,931,250
Aon Corporation, 8.00%                     70,000         1,802,500
Provident Companies, Inc., 8.10%,
Depositary Shares                          40,000         1,030,000
SunAmerica, Inc., 9.25%, Ser B            198,000         5,222,250
Travelers Group, Inc., 9.25%,
Depositary Shares, Ser D                  137,600         3,508,800
                                                       ------------
                                                         13,494,800
                                                       ------------

Media (0.67%)
Newscorp Overseas Ltd. 8.625%, Gtd
Ser A (Cayman Islands)                     40,225         1,015,681
                                                       ------------

Oil & Gas (13.96%)
Coastal Corp., $2.125, Ser H              198,735         5,042,901
Elf Overseas Ltd., 8.50%, Gtd Ser A
(Cayman Islands)                           57,000         1,510,500
Enterprise Oil PLC, 10.50%, American
Depositary Receipt ("ADR"), Ser A
(United Kingdom)                           30,000           783,750
Lasmo PLC, 10.00%, ADR, Ser A
(United Kingdom)                          200,000         5,200,000
McDermott Inc., $2.60, Ser B               90,000         2,790,000
Phillips 66 Capital I, 8.24%               38,500           972,125
Phillips Gas Co., 9.32%, Ser A            182,800         4,775,650
                                                       ------------
                                                         21,074,926
                                                       ------------

Paper (6.64%)
Boise Cascade Corp., 9.40%, Ser F         178,000         4,672,500
Bowater Inc., 8.40% Depositary
Shares, Ser C                             204,900         5,353,013
                                                       ------------
                                                         10,025,513
                                                       ------------

Utilities (16.91%)
Baltimore Gas & Electric Co., 6.99%
Ser 1995                                   10,000         1,063,750
Central Maine Power Co., 7.999%,
Ser A                                      10,000           987,500
Central Maine Power Co., 8.875%, (R)        9,600           969,600
Commonwealth Edison Co., $8.40,
Ser A                                      30,000         3,003,750
Entergy Gulf States Utilities Co., $9.96   17,550         1,801,332
Houston Lighting & Power Co., $8.12        14,000         1,428,000
Massachusetts Electric Co., 6.99%          10,500         1,092,000
New England Power Co., 6.08%               21,312         1,966,033
Northern States Power Co.of MN,
6.80%, Ser H                               20,200         1,999,800
PSI Energy, Inc., 6.875%                   60,000         1,522,500
PSI Energy, Inc., 7.44%                    14,350         1,499,575
Public Service Co. of NH, 10.60%,
Ser A                                      52,000         1,306,500
Public Service Electric & Gas Co.,
6.80%                                      24,040         2,355,920
Public Service Electric & Gas Co.,
6.92%                                      19,000         1,966,500
Southern California Gas Co., 7.75%         99,313         2,557,310
                                                       ------------
                                                         25,520,070
                                                       ------------
TOTAL PREFERRED STOCKS
(Cost $140,761,154)                        (95.55%)     144,213,183
                                            -----      ------------
COMMON STOCKS
Utilities (3.27%)
Boston Edison Co.                          50,000         1,281,250
Houston Industries, Inc.                   45,000           990,000
Public Service Enterprise Group, Inc.      57,000         1,631,625
Puget Sound Power & Light Co.              45,000         1,023,750
                                                       ------------
TOTAL COMMON STOCKS
(Cost $4,667,051)                           (3.27%)       4,926,625
                                            -----      ------------

                              INTEREST       PAR VALUE
                                RATE      (000's OMITTED)
                             ----------   -------------

SHORT-TERM INVESTMENTS
Commercial Paper (1.36%)
Chevron Oil Finance Co.,
12-02-96                       5.35%         2,052        2,052,121
                                                       ------------
TOTAL SHORT-TERM INVESTMENTS                 (1.36%)      2,052,121
                                              ----     ------------
TOTAL INVESTMENTS                          (100.18%)   $151,191,929
                                            ------     ------------

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer, however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The securities indicated by (R) are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. See Note A of the Notes to Financial Statements for valuation policy. Rule 144A securities amounted to $3,253,975 as of November 30, 1996.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock - Patriot Preferred Dividend Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Patriot Preferred Dividend Fund (the "Fund") is a diversified, closed-end management investment company, registered under the Investment Company Act of 1940. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. For federal income tax purposes, the Fund has $6,059,076 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expires May 31, 2003.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through May 31, 1996, which has no effect on the Fund's net assets, net investment income or net realized gains.

DEFERRED ORGANIZATION EXPENSES Expenses incurred in connection with the organization of the Fund have been capitalized and are being charged ratably to the Fund's operations over a five-year period that began with the commencement of the investment operations of the Fund.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund.

AUCTION RATE PREFERRED SHARES The Fund issued 525 shares of Auction Rate Preferred Shares (the "Preferred Shares") on July 29, 1993 in a public offering. The underwriting discount on the Preferred Shares of $918,750 was recorded as a reduction of the capital of the Common Shares, and the offering costs associated with the offering of the Common Shares and Preferred Shares of $610,007 have been recorded as a reduction of the capital of the Common Shares. Dividends on the Preferred Shares, which accrue daily, are cumulative at a rate which was established at the offering of the Preferred Shares and has been reset every 49 days thereafter by an auction. Dividend rates ranged from 3.87% to 3.99%, during the period ended November 30, 1996.

The Preferred Shares are redeemable, at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The Preferred Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the Preferred Shares. If the dividends on the Preferred Shares shall remain unpaid in an amount equal to two full years' dividends, the holders of the Preferred Shares, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the Preferred Shares and the Common Shares have equal voting rights of one vote per share, except that the holders of the Preferred Shares, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the Preferred Shares and Common Shares. The Preferred Shares have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the Preferred Shares, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent, on an annual basis, to the sum of 0.80 of 1% of the Fund's average weekly net asset value.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer and dividend disbursing services. The Fund pays a monthly administrative fee to the Adviser equivalent, on an annual basis, to the sum of 0.15 of 1% of the Fund's average weekly net asset value.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Messrs. Edward J. Boudreau, Jr. and Richard S. Scipione and Ms. Anne
C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At November 30, 1996, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $793.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities during the period ended November 30, 1996, aggregated $33,333,937 and $30,218,839, respectively.

The cost of investments owned at November 30, 1996 (including the short-term investments) for Federal income tax purposes was $147,480,326. Gross unrealized appreciation and depreciation of investments aggregated $4,809,868 and $1,098,265 respectively, resulting in net unrealized appreciation of $3,711,603.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing in preferred stocks that, in the opinion of the Adviser, may be undervalued relative to similar securities in the marketplace.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan (the "Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent serves as agent for the holders of Common Shares in administering the Plan. After the Fund declares a dividend or makes a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Fund will not issue any new shares in connection with the Plan.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent at least 90 days after written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8209, Boston, Massachusetts 02266-8209 (telephone 1-800-426-5523).



NOTES

John Hancock Funds - Patriot Preferred Dividend Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



NOTES

John Hancock Funds - Patriot Preferred Dividend Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]



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"Printed on Recycled Paper."                     P70SA 11/96
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